UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Fiduciary/Claymore MLP Opportunity Fund Fiduciary/Claymore Dynamic Equity Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND
FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND
2455 Corporate West Drive
Lisle, Illinois 60532

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
To be held on July 22, 2008

Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), of Fiduciary/Claymore MLP Opportunity Fund ("FMO") and Fiduciary/Claymore Dynamic Equity Fund ("HCE") (FMO and HCE sometimes being referred to herein individually as a "Fund" or collectively as the "Funds") that the joint annual meeting of shareholders of the Funds (the "Annual Meeting") will be held at the offices of the Funds, 2455 Corporate West Drive, Lisle, Illinois 60532, on Tuesday, July 22, 2008, at 11:00 a.m. Central Time. The Annual Meeting is being held for the following purposes:

With Respect to each of FMO and HCE:

1.  To elect three Trustees as Class III Trustees of each Fund to serve until such Fund's 2011 annual meeting of shareholders or until successors shall have been elected and qualified.

2.  To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES (THE "BOARD") OF EACH FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

The Board has fixed the close of business on June 6, 2008 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so you will be represented at the Annual Meeting.

If you have any questions after considering the enclosed materials, please call (888) 991-0091.

By order of the
Board of Trustees

/s/ J. Thomas Futrell

J. Thomas Futrell
Chief Executive Officer

Lisle, Illinois

June 19, 2008

IT IS IMPORTANT THAT YOUR COMMON SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF VOTING BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE ANNUAL MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW COMMON SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

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FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND
FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND

PROXY STATEMENT

FOR JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 22, 2008

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders ("Notice of Annual Meeting"). Much of the information in this joint proxy statement ("Proxy Statement") is required under rules of the U.S. Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, (888) 991-0091.

This Proxy Statement is furnished to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), of either or both of Fiduciary/Claymore MLP Opportunity Fund ("FMO") and Fiduciary/Claymore Dynamic Equity Fund ("HCE") (FMO and HCE sometimes being referred to herein individually as a "Fund" or collectively as the "Funds") in connection with the solicitation by the respective Boards of Trustees of FMO and HCE (the Boards of Trustees of FMO and HCE being sometimes referred to herein collectively as the "Board") of proxies to be voted at the joint annual meeting of shareholders of the Funds to be held on Tuesday, July 22, 2008, and any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Funds, 2455 Corporate West Drive, Lisle, Illinois 60532 on July 22, 2008, at 11:00 a.m. Central Time. This Proxy Statement and the enclosed proxy card are first being sent to the Funds' shareholders on or about June 25, 2008.

•  Why is a shareholder meeting being held?

Because the Common Shares of each Fund are listed on the New York Stock Exchange (the "NYSE"), which requires each Fund to hold a meeting of shareholders to elect Trustees each fiscal year.

•  What proposal will be voted on?

With Respect to each of FMO and HCE:

Shareholders of each Fund are being asked to elect three Trustees as Class III Trustees to serve until such Fund's 2011 annual meeting of shareholders or until successors shall have been elected and qualified (the "Proposal").

•  Will your vote make a difference?

Yes! Your vote is important and could make a difference in the governance of your Fund, no matter how many shares you own.

•  Who is asking for your vote?

The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on Tuesday, July 22, 2008, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous page). The Notice of Annual Meeting, the proxy card and this Proxy Statement are being mailed on or about June 25, 2008.

•  How does the Board recommend that shareholders vote on the Proposal?

The Board recommends that you vote "FOR" the Proposal.

•  Who is eligible to vote?

Shareholders of record of FMO and HCE at the close of business on June 6, 2008 are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Board's recommendation. If any other business is brought before the Annual Meeting, your Common Shares will be voted at the proxies' discretion unless you specify otherwise in your proxy.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the relevant Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

•  How many Common Shares of each Fund were outstanding as of the record date?

At the close of business on June 6, 2008, FMO had 18,187,651 Common Shares outstanding and HCE had 5,705,240 Common Shares outstanding.

THE PROPOSAL: ELECTION OF TRUSTEES

Each Fund's Common Shares are listed on the NYSE, which requires each Fund to hold a meeting of shareholders to elect Trustees each fiscal year. Shareholders of each Fund are being asked to elect three Trustees (Robert B. Karn III, John M. Roeder and Ronald E. Toupin, Jr. are the nominees) as Class III Trustees to serve until such Fund's 2011 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

Composition of the Board of Trustees of FMO and HCE

The Trustees of FMO and HCE are classified into three classes of Trustees: Class I Trustees, Class II Trustees and Class III Trustees. Assuming each of the nominees is elected at the Annual Meeting, the Board of each of FMO and HCE will be constituted as follows:

CLASS I TRUSTEES

-Randall C. Barnes and Nicholas Dalmaso are the Class I Trustees of each Fund. It is currently anticipated that the Class I Trustees will next stand for election at each Fund's 2009 annual meeting of shareholders.

CLASS II TRUSTEES

-Joseph E. Gallagher, Jr., Howard H. Kaplan and Ronald A. Nyberg are the Class II Trustees of each Fund. It is currently anticipated that the Class II Trustees will next stand for election at each Fund's 2010 annual meeting of shareholders.

CLASS III TRUSTEES

-John M. Roeder, Ronald E. Toupin, Jr. and Robert B. Karn III are the Class III Trustees of each Fund. Messrs. Roeder, Toupin and Karn are standing for election at the Annual Meeting. It is currently anticipated that the Class III Trustees will next stand for election at each Fund's 2011 annual meeting of shareholders.

Generally, the Trustees of only one class are elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. Each Class III Trustee nominee will hold office for three years or until his successor shall have been elected and qualified. The other Trustees of each Fund will continue to serve under their current terms as described above. Each Class III Trustee nominee is currently a Trustee of each Fund. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the Class III Trustees nominees named above. Each Class III Trustee nominee has indicated that he has consented to serve as a Trustee if elected at the Annual Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Trustees

Certain information concerning the Trustees and officers of each Fund is set forth in the tables below. The "interested" Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) are indicated below. Independent Trustees are those who are not interested persons of the Funds, the Investment Adviser (as defined below) or the Sub-Adviser (as defined below) and comply with the definition of "independent" (as defined in Rule 10A-3 of the Securities Exchange Act of 1934) (the "Independent Trustees"). The Funds are part of a fund complex (referred to herein as the "Fund Complex") comprised of sixteen closed-end funds, including the Funds, and thirty-one exchange-traded funds.

Name, Address(1) and Age	Position(s) Held with Funds	Term of Office and Length of Time Served(2)	Principal Occupation During The Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES:

Randall C. Barnes Year of Birth: 1951	Trustee	Trustee of FMO since 2004; Trustee of HCE since 2005	Formerly, Senior Vice President Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	42	None.

Howard H. Kaplan Year of Birth: 1969	Trustee	Trustee of FMO since 2004; Trustee of HCE since 2005	Partner of Stinson Morrison Hecker LLP, a law firm providing legal advice in corporate, transaction and litigation matters (2007-present). Formerly, principal of Blumenfeld, Kaplan & Sandweiss P.C., a law firm providing legal advice in business law and litigation (1994-2007).	2	None.

Robert B. Karn III(3) Year of Birth: 1942	Trustee	Trustee of FMO since 2004; Trustee of HCE since 2005	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting, St. Louis Office of Arthur Andersen, LLP.	2	Director of Peabody Energy Company, GP, Natural Resource Partners LLC and Kennedy Capital Management, Inc.

Ronald A. Nyberg Year of Birth: 1953	Trustee	Trustee of FMO since 2004; Trustee of HCE since 2005	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	45	None.

John M. Roeder(3) Year of Birth: 1943	Trustee	Trustee of FMO since 2005; Trustee of HCE since 2005	Financial consultant (1999-present). Director in Residence at The Institute for Excellence in Corporate Governance of the University of Texas at Dallas School of Management (2005-present). Formerly, Office Managing Partner, Arthur Andersen, LLP (1966-1999).	2	Director, LMI Aerospace.

Ronald E. Toupin, Jr.(3) Year of Birth: 1958	Trustee	Trustee of FMO since 2004; Trustee of HCE since 2005	Formerly Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corporation (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), each of John Nuveen & Company, Inc. (asset manager) (1982-1999).	42	None.

(table continued from previous page)

Name, Address(1) and Age	Position(s) Held with Funds	Term of Office and Length of Time Served(2)	Principal Occupation During The Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES:

Nicholas Dalmaso† Year of Birth: 1965	Trustee	Trustee of FMO since 2004; Trustee of HCE since 2005	Formerly, Senior Managing Director and Chief Administrative Officer (2007-2008) and General Counsel (2001-2007) of Claymore Advisors, LLC and Claymore Securities, Inc. Formerly, Assistant General Counsel, John Nuveen and Company Inc. (1999-2000). Formerly, Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	45	None.

Joseph E. Gallagher, Jr.† 8112 Maryland Avenue Suite 400 St. Louis, MO 63105 Year of Birth: 1957	Trustee	Trustee of FMO since 2004; Trustee of HCE since 2005	Executive Managing Director and Chief Operating Officer of Fiduciary Asset Management, LLC (1994-present). Member of the St. Louis Chapter of the National Association for Business Economics.	2	Member of the Board of Directors for the Delta Gamma Center for Children with Visual Impairments and for the Rossman School.

  †  "Interested person" of FMO and HCE as defined in the 1940 Act. Mr. Dalmaso is an interested person of the Funds as a result of his former position as an officer of the Investment Adviser and certain of its affiliates and his equity ownership of the Investment Adviser and certain of its affiliates. Mr. Gallagher is an interested person of the Funds because he is an officer of the Sub-Adviser.

  (1)  The business address of each Trustee of the Funds is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

  (2)  After a Trustee's initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves.

  (3)  Nominee for election as a Trustee at the Annual Meeting.

Executive Officers

The following information relates to the executive officers of the Funds who are not Trustees. The officers are appointed by the Trustees and serve until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the Funds but may also be officers or employees of the Investment Adviser, the Sub-Adviser or affiliates of the Investment Adviser or Sub-Adviser and may receive compensation in such capacities.

OFFICERS: Name, Address(1) and Age	Position	Term of Office(2) and Length of Time Served	Principal Occupation During the Past Five Years
J. Thomas Futrell Year of birth: 1955	Chief Executive Officer	Officer since 2008	Senior Managing Director, Chief Investment Officer (2008-present) of Claymore Advisors, LLC and Claymore Securities, Inc.; Chief Executive Officer of certain funds in the Fund Complex. Formerly, Managing Director in charge of Research (2000-2007) for Nuveen Asset Management.

Kevin M. Robinson Year of birth: 1959	Chief Legal Officer	Officer since 2008	Senior Managing Director, General Counsel and Corporate Secretary (2007-present) of Claymore Advisors, LLC and Claymore Securities, Inc.; Chief Legal Officer of certain funds in the Fund Complex. Formerly, Associate General Counsel (2000- 2007) of NYSE Euronext, Inc. Formerly, Archipelago Holdings, Inc. Senior Managing Director and Associate General Counsel (1997-2000) of ABN Amro Inc. Formerly, Senior Counsel in the Enforcement Division (1989-1997) of the U.S. Securities and Exchange Commission.

OFFICERS: Name, Address(1) and Age	Position	Term of Office(2) and Length of Time Served	Principal Occupation During the Past Five Years
Steven M. Hill Year of birth: 1964	Chief Financial Officer , Chief Accounting Officer and Treasurer	Officer since 2006	Senior Managing Director (2005-present) and Chief Financial Officer (2005-2006), Managing Director (2003-2005) of Claymore Advisors, LLC and Claymore Securities, Inc.; Chief Financial Officer, Chief Accounting Officer and Treasurer of certain funds in the Fund Complex. Formerly, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (NA) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Mark E. Mathiasen Year of birth: 1978	Secretary	Officer since 2008	Assistant Vice President; Assistant General Counsel of Claymore Securities, Inc. (Jan. 2007-present). Secretary of certain funds in the Fund Complex. Previously, Law Clerk, Idaho State Courts (2003-2006).

Bruce Saxon Year of birth: 1957	Chief Compliance Officer	Officer since 2006	Vice President—Fund Compliance Officer of Claymore Securities, Inc. (2006-present). Chief Compliance Officer of certain funds in the Fund Complex. Previously, Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director—Compliance of Harrisdirect LLC (1999-2003).

James Cunnane, Jr. Year of Birth: 1970	Vice President	Officer since 2007	Managing Director, Senior Portfolio Manager (1996-present) of Fiduciary Asset Management, LLC.

Mohammed Riad Year of Birth: 1969	Vice President	Officer since 2007	Managing Director, Senior Portfolio Manager (1999-present) of Fiduciary Asset Management, LLC.

James Howley Year of birth: 1972	Assistant Treasurer	Officer since 2006	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present); Assistant Treasurer of certain funds in the Fund Complex. Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (2000-2004).

Mark J. Furjanic Year of birth: 1959	Assistant Treasurer	Officer since 2008	Vice President, Fund Administration—Tax (2005-present) of Claymore Advisors, LLC and Claymore Securities, Inc.; Assistant Treasurer of certain funds in the Fund Complex. Formerly, Senior Manager (1999-2005) for Ernst & Young LLP.

Donald P. Swade Year of birth: 1972	Assistant Treasurer	Officer since 2008	Vice President, Fund Administration (2006-present) of Claymore Advisors, LLC and Claymore Securities, Inc.; Assistant Treasurer of certain funds in the Fund Complex. Formerly, Manager-Mutual Fund Financial Administration (2003-2006) for Morgan Stanley/Van Kampen Investments.

Matthew J. Patterson Year of birth: 1971	Assistant Secretary	Officer since 2006	Vice President; Assistant General Counsel of Claymore Securities, Inc. (2006-present). Secretary of certain funds in the Fund Complex. Previously, Chief Compliance Officer and Secretary, Caterpillar Investment Management Ltd (2005-2006). Securities Counsel, Caterpillar Inc. (2004-2006); Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2004).

Melissa J. Nguyen Year of birth: 1978	Assistant Secretary	Officer since 2006	Vice President; Assistant General Counsel of Claymore Securities, Inc. (2005-present). Secretary of certain funds in the Fund Complex. Previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

  (1)  The business address of each Officer of the Funds is 2455 Corporate West Drive, Lisle, Illinois 60532.

  (2)  Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her resignation or removal.

Board Committees

The Trustees have determined that the efficient conduct of the Trustees' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. Two of the committees of the Board are the Audit Committee and the Nominating and Governance Committee.

Audit Committee. Each Fund's Board has an Audit Committee, which is charged with selecting an independent registered public accountanting firm for each Fund and reviewing accounting matters with such Fund's independent registered public accounting firm. Each member of the Audit Committee is an Independent

Trustee as defined above and also meets the additional independence requirements for audit committee members as defined by the NYSE.

The Audit Committee presents the following report on behalf of each Fund:

The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the the Fund's independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Independence Standards Board Standard No. 1 and has discussed with the Fund's independent registered public accounting firm the independence of the the Fund's independent registered public accounting firm and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund's Annual Report for the past fiscal period.

The members of each Fund's Audit Committee are Randall C. Barnes, Howard H. Kaplan, Robert B. Karn III, Ronald A. Nyberg, John M. Roeder and Ronald E. Toupin, Jr.

The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on October 16, 2006 (the "Audit Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Funds' Audit Committee Charter was attached as Appendix B to the Funds' 2007 proxy statement.

Nominating and Governance Committee. Each Fund's Board has a Nominating and Governance Committee, which is composed of Randall C. Barnes, Howard H. Kaplan, Robert B. Karn III, John M. Roeder, Ronald A. Nyberg and Ronald E. Toupin, Jr., each of whom is an Independent Trustee as defined above and is "independent" as defined by NYSE listing standards.

The Nominating and Governance Committee is governed by a written charter (the "Nominating and Governance Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Funds' Nominating and Governance Committee Charter was attached as Appendix C to the Funds' 2007 proxy statement.

The Nominating and Governance Committee (i) evaluates and recommends all candidates for election or appointment as members of the Board and recommends the appointment of members and chairs of each committee of the Board, (ii) reviews policy matters affecting the operation of the Board and committees of the Board, (iii) periodically evaluates the effectiveness of the Board and committees of the Board and (iv) oversees the contract review process, including review of the Funds' advisory agreements and other contracts with affiliated service providers. In considering Trustee nominee candidates, the Nominating and Governance Committee requires that Trustee candidates have a college degree or equivalent business experience and may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): availability and commitment of a candidate to attend meetings and perform the responsibilities of a Trustee, relevant experience, educational background, financial expertise, the candidate's ability, judgment and expertise and overall diversity of the Board's composition. The Nominating and Governance Committee may consider candidates recommended by various sources, including (but not limited to): such Fund's Trustees, officers, investment advisers and shareholders. The Nominating and Governance Committee will not nominate a person for election to the Board as a Trustee after such person has reached the age of seventy-two (72), unless such person is an "interested person" of such Fund as defined in the 1940 Act. The Nominating and Governance Committee may, but is not required to, retain a third party search firm to identify potential candidates.

The Nominating and Governance Committee will consider Trustee candidates recommended by a Fund's shareholders. The Committee will consider and evaluate Trustee nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the "Procedures for Shareholders to Submit Nominee Candidates" that are set forth as Appendix B to the Nominating and Governance Committee Charter, which was attached as Appendix C to the Funds' 2007 proxy statement. Shareholder recommendations must be sent to the relevant Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

The nominees for election at the Annual Meeting currently serve as Trustees of each Fund and were unanimously nominated by the Board and the Nominating and Governance Committee.

Shareholder Communications

Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board of Trustees or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the relevant Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

Trustee Beneficial Ownership of Securities

As of June 6, 2008, each Trustee beneficially owned equity securities of each Fund and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:

Name of Trustee	Dollar Range of Equity Securities in FMO	Dollar Range of Equity Securities in HCE	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Fund Complex
Independent Trustees:
Randall C. Barnes	Over $100,000	Over $100,000	Over $100,000
Howard H. Kaplan	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Robert B. Karn III	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Ronald A. Nyberg	$10,001-$50,000	$1-$10,000	Over $100,000
John M. Roeder	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Ronald E. Toupin, Jr.	none	none	none
Interested Trustees:
Nicholas Dalmaso	none	none	none
Joseph E. Gallagher, Jr.	none	none	none

As of June 6, 2008, each Trustee and the Trustees and officers of FMO as a group owned less than 1% of the outstanding shares of FMO. As of June 6, 2008, each Trustee and the Trustees and officers of HCE as a group owned less than 1% of the outstanding shares of HCE.

Board Meetings

During the Funds' fiscal year ended November 30, 2007, the FMO Board held six meetings, the HCE Board held five meetings, the Audit Committee of each Fund held two meetings and Nominating and Governance Committee of each Fund held four meetings. Each Trustee attended at least 75% of the meetings of the Board (and any committee thereof on which he serves) held during the Funds' fiscal year ended November 30, 2007. It is each Fund's policy to encourage Trustees to attend annual shareholders' meetings.

Trustee Compensation

Each Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Investment Adviser, Sub-Adviser or their respective affiliates and pays an additional annual fee to the chairman of the Board and of any committee of the Board, if any. The following table provides information regarding the compensation of the Funds' Trustees for the Funds' fiscal year ended November 30, 2007. The Funds do not accrue or pay retirement or pension benefits to the Trustees as of the date of this Proxy Statement:

Name of Board Member(1)	Estimated Compensation From FMO	Estimated Compensation From HCE	Estimated Total Compensation From the Fund Complex
Randall C. Barnes	$23,250	$23,250	$269,750
Howard H. Kaplan	$23,250	$23,250	$46,500
Robert B. Karn III	$24,750	$24,750	$49,500
Ronald A. Nyberg	$24,750	$24,750	$364,750
John M. Roeder	$23,250	$23,250	$46,500
Ronald E. Toupin, Jr.	$23,250	$23,250	$303,000

(1)  Trustees not eligible for compensation are not included in the above table.

Shareholder Approval

With respect to each of FMO and HCE, the affirmative vote of a majority of the Common Shares of such Fund present at the Annual Meeting at which a quorum is present is necessary to approve the Proposal. The holders of Common Shares of each Fund will have equal voting rights (i.e. one vote per Common Share) with respect to the election of Trustees of such Fund.

Board Recommendation

The Board of each Fund, including the Independent Trustees, unanimously recommends that you vote "FOR ALL" of the Trustee nominees listed in the Proxy Statement.

ADDITIONAL INFORMATION

Further Information About Voting and the Annual Meeting

Information regarding how to vote via telephone or Internet is included on the enclosed proxy card.

Each Fund's Agreement and Declaration of Trust requires the presence of a quorum for each matter to be acted upon at the Annual Meeting. Votes withheld and abstentions will be counted as present for quorum purposes. "Broker non-votes" (i.e., Common Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will not be counted as Shares present for quorum purposes with respect to such matters. With respect to the Proposal, assuming the presence of a quorum, votes withheld and abstentions will have the same effect as a vote against the Proposal and broker non-votes will have no effect on the outcome of the vote on the Proposal.

All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If no specification is made on a proxy card, it will be voted FOR the proposals specified on the proxy card. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Funds, by delivering a subsequently dated proxy prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board has fixed the close of business on June 6, 2008 as the record date for the determination of shareholders of each Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Funds on that date will be entitled to one vote on the Proposal to be voted on by such Fund for each Common Share held and a fractional vote with respect to fractional Common Shares with no cumulative voting rights.

Investment Adviser and Sub-Adviser

Claymore Advisors, LLC (the "Investment Adviser"), a wholly owned subsidiary of Claymore Group Inc., acts as each Fund's investment adviser. As of April 30, 2008, Claymore entities have provided supervision, management, servicing or distribution on approximately $18.2 billion in assets through closed-end funds, unit investment trusts and exchange-traded funds. Claymore is located at 2455 Corporate West Drive, Lisle, Illinois 60532.

Fiduciary Asset Management, LLC (the "Sub-Adviser") acts as each Fund's investment sub-adviser and is responsible for making investment decisions with respect to the investment of each Fund's assets. Fiduciary is located at 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105. Fiduciary manages a wide range of institutional products and currently supervises and manages approximately $18.2 billion in assets.

Administrator

Claymore Advisors, LLC, located at 2455 Corporate West Drive, Lisle, Illinois, 60532, serves as each Fund's administrator.

Independent Registered Public Accounting Firm

Ernst & Young LLP ("E&Y") has been selected as the independent auditor by the Audit Committee of each Fund and has been approved by a majority of each Fund's Board, including a majority of the Independent Trustees, to audit the accounts of each Fund for and during each Fund's fiscal year ended in 2007 and fiscal year ending in 2008. The Funds do not know of any direct or indirect financial interest of E&Y in the Funds.

Representatives of E&Y will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

Audit Fees

The aggregate fees billed to each Fund by E&Y for professional services rendered for the audit of each Fund's annual financial statements for each Fund's two most recent fiscal years were in the following amounts:

	2007 Fiscal Year	2006 Fiscal Year
FMO	$56,000	$53,000
HCE	$35,000	$33,000

Audit-Related Fees

The aggregate fees billed by E&Y and approved by the Audit Committee of each Fund for assurance and related services reasonably related to the performance of the audit of such Fund's annual financial statements (which fees relate to services rendered, and out of pocket expenses incurred, in connection with such Fund's registration statements, comfort letters and consents) for each Fund's two most recent fiscal years were in the following amounts:

	2007 Fiscal Year	2006 Fiscal Year
FMO	$0	$0
HCE	$0	$0

E&Y did not perform any other assurance and related services that were required to be approved by the Funds' Audit Committee for such period.

Tax Fees

The aggregate fees billed by E&Y and approved by the Audit Committee of each Fund for professional services rendered for tax compliance, tax advice and tax planning (which fees relate to tax services provided by E&Y in connection with the Funds' excise tax calculations and review of the Funds' tax returns) for each Fund's two most recent fiscal years were in the following amounts:

	2007 Fiscal Year	2006 Fiscal Year
FMO	$41,200	$21,450
HCE	$6,000	$6,000

E&Y did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Funds' Audit Committee for such period.

All Other Fees

The aggregate fees billed by E&Y for products and services, other than those services described above, for each Fund's two most recent fiscal years were in the following amounts:

	2007 Fiscal Year	2006 Fiscal Year
FMO	$0	$0
HCE	$0	$0

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by E&Y for services rendered to each Fund, the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to such Fund (not including a sub-adviser whose primary role is portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of such Fund for each Fund's two most recent fiscal years were in the following amounts:

	2007 Fiscal Year	2006 Fiscal Year
FMO	$0	$0
HCE	$0	$0

Audit Committee's Pre-Approval Policies and Procedures

As noted above, the Audit Committee is governed by the Audit Committee Charter, which includes Pre-Approval Policies and Procedures in Section IV of such Charter. The Audit Committee Charter was attached as Appendix B to the Funds' 2007 proxy statement. Specifically, sections IV.C.2 and IV.C.3 of the Audit Committee Charter contain the Pre-Approval Policies and Procedures and such sections are included below. The Audit Committee of each Fund has pre-approved all audit and non-audit services provided by E&Y to such Fund, and all non-audit services provided by E&Y to the Investment Adviser, or any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to such Fund which are related to the operations of such Fund for the fiscal years ended November 30, 2007 and November 30, 2006.

  IV.C.2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

    (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

  IV.C.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

    (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

None of the services described above for each Fund's two most recent fiscal years were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Principal Shareholders

As of June 6, 2008, to the knowledge of FMO, no person beneficially owned more than 5% of the voting securities of any class of securities of FMO. As of June 6, 2008, to the knowledge of HCE, one person shown in the table below, beneficially owned more than 5% of the voting securities of any class of securities of HCE.

Shareholder Name and Address	Share Holdings	Percentage Owned
Fixed Income Securities, Inc.(1) 18925 Base Camp Road Monument, CO 80132	353,285	6.19%

(1)  Based on information obtained from a Form 13F filed with the U.S. Securities and Exchange Commission on May 14, 2008.

Financial Statements and Other Information

Each Fund will furnish, without charge, a copy of such Fund's most recent Annual Report and Semi-Annual Report to any shareholder upon request. Requests should be directed to Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532, (888) 991-0091.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require each Fund's officers and Trustees, certain officers of such Fund's Investment Adviser, affiliated persons of the Investment Adviser, and persons who beneficially own more than ten percent of the Fund's shares to file certain reports of ownership ("Section 16 filings") with the SEC and the New York Stock Exchange. Based upon each Fund's review of the copies of such forms effecting the Section 16 filings received by it, each Fund believes that for such Fund's fiscal year ended November 30, 2007, all filings applicable to such persons were completed and filed in a timely manner, except for two filings by FMO listed below:

FMO

1.) One transaction involving Randall C. Barnes, a Trustee, was inadvertently not timely reported on Form 4.

2.) One transaction involving Charles D. Walbrandt, an officer of the Sub-Adviser, was inadvertently not timely reported on Form 4.

Privacy Principles of the Fund

The Funds are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about shareholders to employees of the Investment Adviser with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Deadline for Shareholder Proposals

Shareholder proposals intended for inclusion in the Funds' proxy statement in connection with the Funds' 2009 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") must be received by the Funds at the Funds' principal executive offices by February 25, 2009. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Funds at the Funds' principal executive offices not later than May 11, 2009.

Other Matters

The management of each Fund knows of no other matters that are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Very truly yours,

/s/ J. Thomas Futrell

J. THOMAS FUTRELL
Chief Executive Officer

June 19, 2008

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FORM OF PROXY CARD

FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND

PROXY TABULATOR	To vote by Mail
P.O. BOX 9112
FARMINGDALE, NY 11735	1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CLAYM1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FIDUCIARY/CLAYMORE MLP OPPORTUNITY FD		For	Withhold	For All	To withhold authority to vote for any individual
		All	All	Except	nominee(s), mark “For All Except” and write the
number(s) of the nominee(s) on the line below.
1.	Election of Trustees:
Class III Nominees:

01) Robert B. Karn III
02) John M. Roeder
03) Ronald E. Toupin, Jr.

2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign . When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Solicited on behalf of the Board of Trustees
FIDUCIARY/CLAYMORE MLP OPPORTUNITY
FUND Annual Meeting of Shareholders
July 22, 2008

The annual meeting of shareholders of Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Tuesday, July 22, 2008 at 11:00 A.M. Central Time (the “Annual Meeting”). The undersigned hereby appoints each of Mark E. Mathiasen and Matthew J. Patterson, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

FORM OF PROXY

FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND

PROXY TABULATOR	To vote by Mail
P.O. BOX 9112
FARMINGDALE, NY 11735	1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CLAYM3	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FIDUCIARY/CLAYMORE DYNAMIC EQUITY FD		For	Withhold	For All	To withhold authority to vote for any individual
		All	All	Except	nominee(s), mark “For All Except” and write the
number(s) of the nominee(s) on the line below.
1.	Election of Trustees:
Class III Nominees:

01) Robert B. Karn III
02) John M. Roeder
03) Ronald E. Toupin, Jr.

2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign . When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Solicited on behalf of the Board of Trustees
FIDUCIARY/CLAYMORE DYNAMIC EQUITY
FUND Annual Meeting of Shareholders
July 22, 2008

The annual meeting of shareholders of Fiduciary/Claymore Dynamic Equity Fund (the “Fund”) will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Tuesday, July 22, 2008 at 11:00 A.M. Central Time (the “Annual Meeting”). The undersigned hereby appoints each of Mark E. Mathiasen and Matthew J. Patterson, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.